                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement       [ ]    Confidential, for Use of the
                                                  Commission Only


[X]      Definitive Proxy Statement               (as permitted by Rule
                                                  14a-6(e)(2))

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PennFirst Bancorp, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            PennFirst Bancorp, Inc.
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)

[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2), or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
                           ----------------------------------------------------

         (2)     Aggregate number of securities to which transactions applies:

                 --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ---------------------------------------------


         (4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

         (5)     Total fee paid:

                 --------------------------------------------------------------


         Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:
                                        ---------------------------------------

         (2)     Form, schedule or registration statement no.:
                                                              -----------------

         (3)     Filing party:
                              -------------------------------------------------

         (4)     Date filed:
                            ---------------------------------------------------

                      [PENNFIRST BANCORP, INC. LETTERHEAD]



                                 March 14, 1997


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders
of PennFirst Bancorp, Inc. (the "Company").   The meeting will be held at the
Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April 15, 1997, at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

         The Board of Directors of PennFirst Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in PennFirst Bancorp, Inc. is appreciated.

                                      Sincerely,

                                      /S/ Charlotte A. Zuschlag
                                      -------------------------

                                      Charlotte A. Zuschlag
                                      President and Chief Executive Officer

                            PENNFIRST BANCORP, INC.
                              600 LAWRENCE AVENUE
                       ELLWOOD CITY, PENNSYLVANIA  16117
                                 (412) 758-5584

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 1997

                          ----------------------------

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of PennFirst Bancorp, Inc. (the "Company") will be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April 15, 1997, at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         1. To elect one director for a two-year term and two directors for a three-year term and until their successors are elected and qualified;

         2. To consider and approve the adoption of the Company's 1997 Stock Option Plan;

         3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997;

         4. If necessary, to adjourn the Annual Meeting to solicit additional proxies; and

         5. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors has fixed March 4, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /S/ Frank D. Martz
                                         ------------------

                                         Frank D. Martz
                                         Senior Vice President of Operations and
                                           Secretary
March 14, 1997
Ellwood City, Pennsylvania

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            PENNFIRST BANCORP, INC.

                         -----------------------------

                                PROXY STATEMENT

                           -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 15, 1997

GENERAL

         This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of PennFirst Bancorp, Inc. (the "Company"), the savings and loan holding company of ESB Bank, F.S.B. (including all predecessors thereto, "ESB Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Tuesday, April 15, 1997, at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is expected to be mailed to stockholders on or about March 14, 1997.

VOTING RIGHTS

         Only stockholders of record at the close of business on March 4, 1997 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 3,901,830 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding.

         Holders of record of Common Stock at the close of business on March 4, 1997 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. The election of directors requires an affirmative vote of a majority of the votes cast with a quorum present. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 4, 1997 is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting with respect to this proposal. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to approve the Company's 1997 Stock Option Plan ("Stock Option Plan"). A majority of the total votes present in person and by proxy will be required to adjourn the Annual Meeting, if such action is required to be voted on. Abstentions will not be counted as votes cast with respect to these proposals. Under rules of the New York Stock Exchange, the proposals for election of directors, ratification of independent auditors, approval of the Stock Option Plan and adjournment, if necessary, are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

PROXIES

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED (i) FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN; (ii) FOR APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN;
(iii) FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997; (iv) FOR ADJOURNMENT AS TO ANY MATTER, IF REQUIRED; AND (v) IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: PennFirst Bancorp, Inc., 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117, Attention: Secretary.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of March 4, 1997, by all directors and executive officers of the Company as a group. As of March 4, 1997, no person other than the PennFirst Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") was known by the Company to be the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock.

                                                    Amount and Nature of          Percent
                                                         Beneficial                 of
 Name and Address of Beneficial Owner                   Ownership(1)               Class
 ------------------------------------                -----------------            -------
 PennFirst Bancorp, Inc.
   Employee Stock Ownership Plan Trust
 600 Lawrence Avenue
 Ellwood City, Pennsylvania  16117                     299,048(2)                  7.66%

 Directors and officers of the Company
   as a group (12 persons)                             634,491(3)                 15.47%

---------------------------------

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 4, 1997 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The PennFirst Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the PennFirst Bancorp, Inc. ESOP by an agreement between the Company and William B. Salsgiver, George William Blank, Jr., Herbert S. Skuba and Edmund C. Smith who act as trustees of the ESOP ("Trustees"). As of March 4, 1997, 145,182 shares held in the Trust were unallocated, and 153,866 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees.

(3) Includes 199,684 shares which may be acquired by all directors and officers of the Company as a group upon the exercise of stock options. Also includes 31,436 shares which are held by the ESOP, which have been allocated to the accounts of participating officers and, consequently, will be voted at the Annual Meeting by such participating officers. Does not include 50 shares held by a rabbi trust established by the Company to fund certain benefits to be paid to the President and Chief Executive Officer of the Company. See "Executive Compensation - Excess Benefit Plan."

                             ELECTION OF DIRECTORS

         The Amended and Restated Articles of Incorporation ("Articles of Incorporation") and Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company's Bylaws is seven.

         At the Annual Meeting, stockholders of the Company will be asked to elect one director of the Company for a two-year term and two directors of the Company for a three-year term and until their successors are elected and qualified. The three nominees for election as directors were selected by the Nominating Committee of the Board of Directors and each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

         Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Articles of Incorporation. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination must set forth certain information specified in the Articles of Incorporation. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Articles of Incorporation.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company, his/her principal occupation during the past five years as well as the number of shares of the Common Stock beneficially owned by each such person as of March 4, 1997.

            NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 1999

                                                                                             Common Stock
                                                 Position with                               Beneficially
                                                the Company and                               Owned as of
                                             Principal Occupation                           March 4, 1997(2)
                                                  During the             Director      ------------------------
 Name                            Age            Past Five Years           Since           No.               %
 ----                            ---        -----------------------      -------       --------           -----
 William B. Salsgiver            63     Chairman of the Board of the      1987(1)         130,907(3)       3.33%
                                        Company and ESB Bank; a
                                        principal of the property
                                        development and residential
                                        construction firm, Perry
                                        Homes, Zelienople,
                                        Pennsylvania.


           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                                                                             Common Stock
                                                 Position with                               Beneficially
                                                the Company and                               Owned as of
                                             Principal Occupation                          March 4, 1997(2)
                                                  During the             Director      ------------------------
 Name                            Age            Past Five Years            Since          No.               %
 ----                            ---        -----------------------       -------      --------           -----
 Charles Delman                  71     Director; retired; Chairman,        1994         27,476(4)           *
                                        President and Chief Executive
                                        Officer of ESB Bancorp, Inc.
                                        from June 1989 to March 1994
                                        and President of Economy from
                                        1971 to December 1992.
                                        Chairman of Economy from
                                        January 1993 to March 1994.

 Edmund C. Smith                 76     Director; retired; former           1994         20,322(5)           *
                                        Works Manager, Armco Steel,
                                        Ambridge, Pennsylvania.


           THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES
                            BE ELECTED AS DIRECTORS.

                     DIRECTORS WITH TERMS EXPIRING IN 1998


                                                                                              Common Stock
                                                 Position with                                Beneficially
                                                the Company and                               Owned as of
                                             Principal Occupation                          March 4, 1997(2)
                                                  During the              Director      ------------------------
 Name                            Age            Past Five Years             Since           No.             %
 ----                            ---        -----------------------       --------       --------         -----
 George William Blank, Jr.       73     Director; President of George     1974(1)         59,528(6)       1.52%
                                        W. Blank Supply Co., Inc.,
                                        Ellwood City, Pennsylvania, a
                                        concrete products manufacturer
                                        and building supply
                                        distributor.

 Lloyd L. Kildoo                 57     Director; Owner and Funeral       1986(1)        103,756(7)       2.64%
                                        Director of Glenn-Kildoo
                                        Funeral Homes of Zelienople
                                        and Cranberry Township,
                                        Pennsylvania.

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                                                                             Common Stock
                                                 Position with                               Beneficially
                                                the Company and                              Owned as of
                                             Principal Occupation                         March 4, 1997(2)
                                                  During the             Director      ------------------------
 Name                            Age            Past Five Years           Since           No.              %
 ----                            ---        -----------------------       -------      --------          -----
 Herbert S. Skuba                58     Vice Chairman of the Board of     1988(1)         57,386(8)      1.46%
                                        the Company and ESB Bank;
                                        Director, President and Chief
                                        Executive Officer of Ellwood
                                        City Hospital, Ellwood City,
                                        Pennsylvania.

 Charlotte A. Zuschlag           45     Director; President and Chief     1988(1)        117,779(9)      2.98%
                                        Executive Officer of the
                                        Company since February 1991
                                        and of ESB Bank since June
                                        1989; Executive Vice President
                                        and Chief Executive Officer of
                                        ESB Bank from November 1988
                                        through May 1989; Vice
                                        President of Operations of ESB
                                        Bank from May 1988 through
                                        November 1988.


---------------------------------

*        Amounts to less than 1.0% of the issued and outstanding Common Stock.

(1)      Includes service with ESB Bank and all predecessors thereto.

(2) Based on information furnished by the respective individuals. For the purposes of the preceding tables, pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 4, 1997 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(3) Includes 95,359 shares owned jointly with Mr. Salsgiver's wife, with whom voting and dispositive power is shared, 5,194 shares held in Mr. Salsgiver's IRA and 30,354 shares which may be acquired by Mr. Salsgiver upon the exercise of stock options.

(4) Includes 11,918 shares owned jointly with Mr. Delman's wife, with whom voting and dispositive power is shared, 710 shares held in Mr. Delman's IRA, 10,400 shares which may be acquired by Mr. Delman upon the exercise of stock options and 4,448 shares held by the Company's ESOP for the account of Mr. Delman.

                                         (Footnotes continued on following page)

---------------------------------

(5) Includes 13,922 shares owned by Mr. Smith and 6,400 shares which may be acquired by Mr. Smith upon the exercise of stock options.

(6) Includes 2,000 shares owned jointly with Mr. Blank's wife, with whom voting and dispositive power is shared, 16,591 shares held in Mr. Blank's IRA, 4,136 shares held in Mr. Blank's Keogh Account and 15,900 shares which may be acquired by Mr. Blank upon the exercise of stock options.

(7) Includes 6,000 shares held by Mr. Kildoo's wife, 65,989 shares owned jointly with Mr. Kildoo's wife, with whom voting and dispositive power is shared, 1,310 shares owned jointly by Mr. Kildoo's wife and mother-in-law, and 3,457 shares owned jointly with Mr. Kildoo's sons, all of which Mr. Kildoo may be deemed to beneficially own, and 27,000 shares which may be acquired by Mr. Kildoo upon the exercise of stock options.

(8) Includes 9,850 shares held by Mr. Skuba's wife, 19,559 shares owned jointly with Mr. Skuba's wife, with whom voting and dispositive power is shared, 1,566 shares held in trust for Mr. Skuba's son for which Mr. Skuba is custodian, 481 shares held in Mr. Skuba's IRA and 15,930 shares which may be acquired by Mr. Skuba upon the exercise of stock options. Does not include 18,603 shares owned by the Ellwood City Hospital, of which Mr. Skuba serves as President and Chief Executive Officer and as to which beneficial ownership is disclaimed.

(9) Includes 796 shares held in trust for Ms. Zuschlag's five nieces and nephews, for which she is custodian, 157 shares held in trust for Ms. Zuschlag's two godsons, for which she is custodian, 3,184 shares held in Ms. Zuschlag's IRA, 56,468 shares which may be acquired by Ms. Zuschlag upon the exercise of stock options and 6,142 shares held by the Company's ESOP for the account of Ms. Zuschlag. Does not include 50 shares held by a rabbi trust established by the Company to fund certain benefits to be paid to Ms. Zuschlag pursuant to an Excess Benefit Plan. Ms. Zuschlag does not possess voting or investment power with respect to such shares. See "Executive Compensation - Excess Benefit Plan."

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.

                                                           Position with the Company
                                                            and Principal Occupation
  Name                              Age                    During the Past Five Years
  ----                              ---                    --------------------------
Frank D. Martz                       41              Senior Vice President of Operations of the Company since
                                                     April 1993 and Secretary of the Company since February
                                                     1991; Senior Vice President of Operations of ESB Bank
                                                     since April 1993 and Secretary of ESB Bank since November
                                                     1989; Vice President of Operations of the Company from
                                                     February 1991 through April 1993 and of ESB Bank from
                                                     November 1988 through April 1993.

Charles P. Evanoski                  38              Senior Vice President and Chief Financial Officer of the
                                                     Company and ESB Bank since April 1993; Vice President of
                                                     the Company from November 1991 through April 1993 and
                                                     Treasurer/Controller of the Company from February 1991
                                                     through April 1993; Vice President of ESB Bank from
                                                     November 1991 through April 1993 and Treasurer/Controller
                                                     of ESB Bank from November 1988 through April 1993.

Todd F. Palkovich                    42              Senior Vice President of Lending of the Company and ESB
                                                     Bank since April 1993; Vice President of Lending of the
                                                     Company and ESB Bank from March 1991 through April 1993;
                                                     Commercial Loan Officer with Union National Bank of
                                                     Pittsburgh from 1987 to March 1991.

                                                               Position with the Company
                                                                and Principal Occupation
      Name                              Age                    During the Past Five Years
      ----                              ---                    --------------------------
John T. Stunda                           39              Senior Vice President of Administration of the Company
                                                         and ESB Bank since January 1996; Vice President of Human
                                                         Resources of the Company and ESB Bank from October 1994
                                                         to January 1996; Human Resource Manager with Lender's
                                                         Service, Coraopolis, Pennsylvania, from January 1994 to
                                                         October 1994; Assistant Vice President and Human Resource
                                                         Manager with PNC Bank from November 1987 to January 1994.

Robert C. Hilliard                       47              Senior Vice President of Internal Audit/Compliance of the
                                                         Company and ESB Bank since March 1995.  President and
                                                         Chief Executive Officer of Economy Savings Bank, PaSA
                                                         ("Economy") from January 1993 to March 1995.  Vice
                                                         President, Treasurer and Chief Financial Officer of ESB
                                                         Bancorp, Inc. from June 1989 to March 1994 and Vice
                                                         President, Treasurer and Chief Financial Officer of
                                                         Economy from April 1981 to December 1992.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 13 meetings of the Board of Directors of the Company held during the 12 months ended December 31, 1996. No director attended fewer than 75% of both the aggregate total number of meetings of the Board of Directors held during the 12 months ended December 31, 1996 and the total number of meetings held by all committees of the Board on which the director served during such year.

         The Board of Directors of the Company has established various standing committees of the Board, including Executive, Compensation and Audit/Compliance Committees. The entire Board of Directors of the Company acts as a Nominating Committee.

         The Executive Committee of the Company is authorized to exercise the powers of the Board of Directors between regular meetings of the Board. Currently, Messrs. Skuba (Chairman), Salsgiver, Delman and Ms. Zuschlag serve as members of this Committee. During the 12 months ended December 31, 1996, the Executive Committee met twice.

         The Compensation Committee of the Company makes recommendations regarding officer salaries to the Board of Directors. Currently, Messrs. Salsgiver (Chairman), Kildoo and Smith serve as members of this Committee. During the 12 months ended December 31, 1996, the Compensation Committee met twice.

         The Audit/Compliance Committee of the Company reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Blank (Chairman), Smith and Kildoo serve as members of this Committee. The Audit/Compliance Committee met five times during the 12 months ended December 31, 1996.

         The Company and its subsidiaries have other committees comprised of officers and directors of the Company and such subsidiaries which meet for specific purposes. The Boards of Directors of the Company and its subsidiaries have authority under their respective Bylaws to establish such other committees from time-to-time as may be deemed necessary.

DIRECTORS' COMPENSATION

         As of December 1, 1996, except as described below, all non-employee directors of the Company receive $685 per month (except for Mr. Skuba who receives $891 per month as Vice Chairman of the Company's Board of Directors) and are not compensated for attendance at committee meetings. Mr. Salsgiver receives $1,096 per month as Chairman of the Company's Board of Directors. In addition, fees are paid to members of the Board of Directors of ESB Bank and PennFirst Financial Services, Inc., subsidiaries of the Company. Full-time employee directors of the Company do not receive any fees for Board or committee meetings.

         During 1996, total compensation paid to directors of the Company amounted to $89,357 in the aggregate.


                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer of the Company.
There were no other executive officers of the Company or its subsidiaries whose total compensation during the last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


==================================================================================================================================
                                              ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                     --------------------------------------------------------------------------       ALL OTHER
                                                               OTHER              AWARDS              PAYOUTS      COMPENSATION(3)
          NAME AND                                             ANNUAL        ----------------------------------
      PRINCIPAL POSITION      YEAR     SALARY     BONUS     COMPENSATION     SECURITIES UNDERLYING     LTIP
                                                                (1)                 OPTIONS           PAYOUTS
----------------------------------------------------------------------------------------------------------------------------------
  Charlotte A. Zuschlag      1996    $200,346    $25,000      $   --              7,991(2)            $---          $ 5,521
  President and Chief        1995    $184,861    $20,000      $   --              5,000(2)            $---          $22,179
  Executive Officer          1994    $161,846    $74,000      $   --              3,600(2)            $---          $12,316

==================================================================================================================================


---------------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues and the use and maintenance of an automobile owned by ESB Bank. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

                                         (Footnotes continued on following page)

-----------------------

(2) Consists of awards granted pursuant to the Company's 1992 Stock Incentive Plan (as adjusted for any subsequent stock splits).

(3) During the years ended December 31, 1996, 1995 and 1994, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag pursuant to the Retirement Savings and Profit Sharing Plan and Trust ("Profit Sharing Plan") of $5,521, $5,009 and $5,432, respectively. During the years ended December 31, 1995 and 1994, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag pursuant to the ESOP of $17,170 and $6,884, respectively. ESOP allocations have not yet been made for 1996.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's 1992 Stock Incentive Plan by the named executive officer during the year ended December 31, 1996.


=========================================================================================================================
                                                                                               Potential Realizable
                                                                                                     Value at
                                                                                               Assumed Annual Rates
                                                                                                  of Stock Price
                                                                                                   Appreciation
                                        Individual Grants                                      for Option Term (3)
-------------------------------------------------------------------------------------------------------------------------
                                                   % of Total
                                                    Options
                                     Options       Granted to      Exercise     Expiration
               Name                  Granted      Employees(1)    Price (2)        Date           5%           10%
-------------------------------------------------------------------------------------------------------------------------
  Charlotte A. Zuschlag               7,991          24.0%          $13.00       7/01/2006      $59,932      $149,112
=========================================================================================================================


-----------------------------

(1) Percentage of options to purchase 33,301 shares of Common Stock granted to all employees during 1996.

(2) The exercise price was based on the market price of the Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $20.50 and $31.66 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's Stock Option Plan and the 1992 Stock Incentive Plan by the named executive officer during the year ended December 31, 1996.

=====================================================================================================================
   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
                                                                             Number of                 Value of
                                                                       Securities Underlying         Unexercised
                               Shares Acquired                        Unexercised Options at       Options at Year
             Name                on Exercise       Value Realized           Year End(1)                 End(2)
---------------------------------------------------------------------------------------------------------------------
  Charlotte A. Zuschlag             5,000            $39,550                  56,468                   $394,078
=====================================================================================================================


-----------------------------

(1)      As adjusted for subsequent stock splits.

(2)      Based on a per share market price of $13.625 at December 31, 1996.


EMPLOYMENT AGREEMENT

         On June 13, 1990, ESB Bank entered into a three-year employment agreement (the obligations of which were assumed by the Company) with Ms. Zuschlag, the Company's President and Chief Executive Officer ("Employment Agreement"). Pursuant to the Employment Agreement, the salary level for Ms. Zuschlag may be adjusted each year as determined by the Board of Directors. Effective December 1, 1996, such amount was adjusted to $228,500. The Employment Agreement is automatically renewed for successive one-year terms on each anniversary date of the commencement of the Employment Agreement unless either the Board of Directors or Ms. Zuschlag provides contrary written notice to the other not less than 45 days in advance of such anniversary date. The Employment Agreement is terminable by the Company for just cause, as defined, at any time upon written notice or based upon certain events specified by the rules and regulations of the Office of Thrift Supervision ("OTS"). The Employment Agreement also contains provisions which provide Ms. Zuschlag with specified benefits in the event that she is terminated subsequent to a change in control, as defined, of the Company or Ms. Zuschlag terminates her employment subsequent to a change in control for good reason, as defined.

         The Employment Agreement defines "change in control" to include any of the following (i) a change in control as defined in 12 C.F.R. Section 574.4(a) and (b) subject to the provisions of 12 C.F.R. Section 574.4(c); (ii) any change in control required to be reported pursuant to Item 6(e) of Schedule 14A promulgated under the Exchange Act; (iii) the acquisition of beneficial ownership by any person (as defined in Sections 13(d) and 14(d) of the Exchange
Act) of 25% or more of the combined voting power of the Company's then outstanding securities; or (iv) during any period of two consecutive years, a change in the majority of the Board of Directors for any reason unless the election of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         The Employment Agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company. Severance payments will also be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to an acquisition of control, Ms. Zuschlag is assigned duties inconsistent with her position, duties, responsibilities and status immediately prior to such change in control. The severance payments from the Company will equal 2.99 times Ms. Zuschlag's average annual compensation for the preceding five years. Such amount will be paid within five business days following the termination of employment. As of December 31, 1996, Ms. Zuschlag would be entitled to severance payments of approximately $628,730 in the event of a termination of employment in connection with any change in control of the Company. Section 280G of the Code, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amount of such excess payments. The Employment Agreement provides that if the severance payments to Ms. Zuschlag constitute excess parachute payments in the opinion of counsel to the Company in consultation with the Company's independent accountants, then payments shall be reduced to the largest amount that can be paid without constituting excess parachute payments.

COMPENSATION COMMITTEE

         Executive compensation is determined by the Compensation Committee of the Board of Directors. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         The executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which is composed of the individuals listed below this report, none of whom is a full-time employee director of the Company. The Committee makes recommendations regarding officer salaries to the Board of Directors.

         The Committee determines the level of salary increases, if any, to take effect on December 1 after reviewing various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in ESB Bank's market. Also, it is the policy of the Committee to determine the salary components of executive compensation upon the basis of corporate performance, although the performance factors which the Committee considers are profitability, capital levels, and performance relative to such industry standards as problem asset levels, loan production, regulatory compliance, and asset-liability management. The Committee also considers whether or not the overall value of the Company has improved from year to year.

         The Company's executive compensation program has been designed to:

         1. Align the interests of executives with the interests of the stockholders by providing performance based awards in cash and stock; and

         2. Allow the Company to compete for and retain executives critical to the Company's success by providing an opportunity for compensation that is comparable to the levels offered by other companies in our market.

         Stock options were granted to Ms. Zuschlag and all executive officers of the Company during fiscal 1994. Ms. Zuschlag received 3,600 stock options during fiscal 1994 (adjusted for subsequent six-for-five stock splits). All executive officers of the Company as a group received 12,600 stock options during fiscal 1994 (adjusted for subsequent six-for-five stock splits). Stock options were granted to Ms. Zuschlag and all executive officers of the Company during fiscal 1995. Ms. Zuschlag received 5,000 stock options during fiscal 1995. All executive officers of the Company as a group received 15,000 stock options during fiscal 1995. Stock options were granted to Ms. Zuschlag and all executive officers of the Company during fiscal 1996. Ms. Zuschlag received 7,991 stock options during fiscal 1996. All executive officers of the Company as a group received 22,951 stock options during fiscal 1996.

         During fiscal 1994, bonuses of $50,000 and $24,000 were paid to Ms. Zuschlag and bonuses of $62,000 and $62,850 were paid to all executive officers of the Company as a group. During fiscal 1995, a $20,000 bonus was paid to Ms. Zuschlag and bonuses of $67,450 were paid to all executive officers of the Company as a group. During fiscal 1996, a $25,000 bonus was paid to Ms. Zuschlag and bonuses of $78,000 were paid to all executive officers of the Company as a group.

         Ms. Zuschlag's compensation increased from $161,846 for fiscal 1994 to $184,861 for fiscal 1995 to $200,346 for fiscal 1996. At the meeting of the Committee that determined Ms. Zuschlag's salary to be effective December 1, 1996, the Committee reviewed and considered various published compensation surveys, Ms. Zuschlag's increased scope of responsibilities relating to ESB Bank's continuing growth, the Company's pending acquisition of Troy Hill Bancorp, Inc., as well as the performance factors stated above. After reviewing the above mentioned factors, the Committee recommended to the Board of Directors an increase in compensation to a level of $228,500 effective December 1, 1996.

                                           The Compensation Committee


                                           William B. Salsgiver (Chairman)
                                           Lloyd L. Kildoo
                                           Edmund C. Smith

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Banks and Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.

                                    [GRAPH]

                                                                    PERIOD ENDING
                          ---------------------------------------------------------------------------------------------
INDEX                     12/31/91         12/31/92         12/31/93         12/31/94         12/31/95         12/31/96
-----------------------------------------------------------------------------------------------------------------------
PENNFIRST BANCORP, INC.     100.00           180.98           181.34           158.11           198.75           214.02
S&P 500                     100.00           107.62           118.47           120.03           165.13           202.89
ALL BANKS AND THRIFTS       100.00           137.32           152.38           149.01           231.98           321.56

EXCESS BENEFIT PLAN

         On October 30, 1996, the Company adopted an Excess Benefit Plan ("EBP") for the purpose of permitting Ms. Zuschlag, and any other employees of the Company who may be designated pursuant to the EBP, to receive certain benefits that Ms. Zuschlag otherwise would be eligible to receive under the Company's Retirement Plan and ESOP but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the EBP, during any plan year the Company shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Company on behalf of the participant but for limitations in the Code, less the actual amount of matching contributions actually made by the Company on behalf of the participant. Finally, the EBP generally provides that during any plan year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 180 days after the end of each plan year. In connection with its adoption of the EBP, the Company adopted a "rabbi trust" which currently holds 50 shares of Common Stock to fund its obligation to Ms. Zuschlag under the EBP.

INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, ESB Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

         The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans with ESB Bank aggregating $60,000 or more during the 12 months ended December 31, 1996.

                                                                         Highest
                                                              Year       Balance        Principal      Interest Rate
         Name and Position                Nature of           Loan     from 1/1/96      Balance at         as of
          or Relationship                Indebtedness         Made      to 12/31/96      12/31/96        12/31/96
          ---------------                ------------         ----     ------------      --------        --------
 Perry Homes(1)                    Commercial real estate     1972     $ 85,211        $ 45,546            8.00%
                                   Commercial real estate     1974      267,445         231,274            9.00
                                   Commercial real estate     1974       38,189          28,703            8.50
                                   Commercial real estate     1976      139,036         122,666            9.25

 Edmund C. Smith                   Mortgage                   1986       68,543          58,173            8.63


 Ellwood City Hospital(2)          Commercial business        1994    1,596,128       1,105,012            5.00

 Frank D. Martz                    Mortgage                   1996       60,750          59,356            6.75

 John T. Stunda                    Line of credit             1994        4,045             308           10.25
                                   Mortgage                   1996      200,000         198,453            6.88


(1) Mr. Salsgiver, a director of the Company since 1991 and ESB Bank since 1987, is one of the principals of Perry Homes, a property development and construction firm.

(2) Mr. Skuba, a director of the Company since 1991 and ESB Bank since 1988, is the President and Chief Executive Officer of the Ellwood City Hospital.


                  PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN
GENERAL

         The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Savings Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of such approval.

DESCRIPTION OF THE STOCK OPTION PLAN

         The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

         ADMINISTRATION. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors."

         STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

         All options granted to participants under the Stock Option Plan shall become vested and exercisable in the manner specified by the Board of Directors or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death or disability. Unless the Board or the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service to the Company or a subsidiary company as the result of a change in control of the Company, as defined in the Stock Option Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment terminates, unless extended by the Committee to a period not to exceed five years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. Each stock option or portion thereof to non-employee directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of ten years after its date of grant or the third annual anniversary of the date on which the optionee ceases to be a non-employee director. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         STOCK APPRECIATION RIGHTS. Under the Stock Option Plan, the Board of Directors or the Committee is authorized to grant stock appreciation rights to optionees under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or any portion thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option, or portion thereof, at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. A stock appreciation right may be granted concurrently with the stock option to which it relates or at any time thereafter which is prior to the exercise or expiration of such option.

         NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 195,000 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

         AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the effective date, which is March 7, 1997, the date the Stock Option Plan was adopted by the Board and became effective by its terms. Termination of the Stock Option Plan shall not affect any previously granted Awards.

         FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, shares issuable pursuant to outstanding options under the Stock Option Plan might be considered outstanding for purposes of calculating earnings per share.

         STOCKHOLDER APPROVAL. No Awards will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders. Stockholder ratification of the Stock Option Plan will satisfy certain Nasdaq market listing and tax requirements.

         AWARDS TO BE GRANTED. No awards have been granted to date and no determination has been made at this time regarding the amount or timing of Awards to be made under the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1997 STOCK OPTION PLAN.


          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, as independent auditors for the Company for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG Peat Marwick LLP that neither the firm nor any of its associates has any relationship with the

Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. KPMG Peat Marwick LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997. A MAJORITY OF THE TOTAL VOTES CAST AT THE MEETING IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                         ADJOURNMENT OF ANNUAL MEETING

         Each proxy solicited hereby requests authority to vote for an adjournment of the Annual Meeting, if an adjournment is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 30 days in order to enable the Company to solicit additional votes in favor of the proposal to adopt the Stock Option Plan in the event that such proposal has not received the requisite vote of stockholders at the Annual Meeting and such proposal has not received negative votes with respect to a majority of the votes cast. If the Company desires to adjourn the meeting with respect to the foregoing proposal, it will request a motion that the meeting be adjourned for up to 30 days with respect to such proposal (and solely with respect to such proposal, provided that a quorum is present at the Annual Meeting), and no vote will be taken on such proposal at the originally scheduled Annual Meeting.
Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of the Annual Meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for the proposal in question.

         Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such proposal. Such an adjournment would be disadvantageous to stockholders who are against the proposal, because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of passing such proposal.

         If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Board of Directors of the Company will adjourn the Annual Meeting to a later date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

         An adjournment for up to 30 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The

Company has no reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

         BECAUSE THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADOPT THE STOCK OPTION PLAN, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE POSSIBLE ADJOURNMENT OF THE ANNUAL MEETING. THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON STOCK PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE A MOTION TO ADJOURN THE ANNUAL MEETING.

                                 OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $3,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117,
Attention: Secretary, no later than Friday, November 14, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.F of the Company's Articles of Incorporation, which provides that to be properly brought before an annual meeting, business must be (a) properly brought before the meeting by or at the direction of the Board of Directors or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Articles of Incorporation. No stockholder proposals have been received by the Company in connection with the Annual Meeting.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the Voting Record Date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the twelve months ended December 31, 1996 ("Annual Report"). Included in the Annual Report are the consolidated statements of financial condition of the Company as of December 31, 1995 and 1996 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 1996. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO PENNFIRST BANCORP, INC., 600 LAWRENCE AVENUE, ELLWOOD CITY, PENNSYLVANIA 16117, ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /S/ Frank D. Martz
                                         ------------------

                                         Frank D. Martz
                                         Senior Vice President of Operations and
                                          Secretary

March 14, 1997
Ellwood City, Pennsylvania

                                                                      APPENDIX A

                            PENNFIRST BANCORP, INC.
                             1997 STOCK OPTION PLAN

                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

         PennFirst Bancorp, Inc. (the "Corporation") hereby establishes this 1997 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.02 "Bank" means ESB Bank, FSB, the wholly-owned subsidiary of the Corporation.

         3.03    "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05    "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director.

         3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.17 "Option" means a right granted under this Plan to purchase Common Stock.

         3.18 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.19    "OTS" means the Office of Thrift Supervision.

         3.20 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company.

         3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with
Section 8.11.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Award in question.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority (subject to compliance with applicable OTS regulations) to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

         4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 REVOCATION FOR MISCONDUCT. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

         4.04 LIMITATION ON LIABILITY. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted under it. If any members of the Board of Directors or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                   ARTICLE V
                                  ELIGIBILITY

         Awards may be granted to such Employees of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 195,000 shares. None of such shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, or vice versa, the number of shares covered thereby shall not be available for grant under the Plan.

         6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares, shares purchased by the Corporation on the open market or from private sources for use under the Plan or, if applicable, shares held in a grantor trust created by the Corporation.


                                  ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making determinations with respect to Employees there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board of Directors or the Committee shall deem relevant to accomplishing the purposes of the Plan.


                                  ARTICLE VIII
                     OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02 AWARDS TO EMPLOYEES AND NON-EMPLOYEE DIRECTORS. Specific Awards to Employees and Non-Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee.

         8.03    OPTION EXERCISE PRICE.

                 (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

                 (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

         8.04  VESTING AND EXERCISE OF OPTIONS.

                 (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board of Directors or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                 (b) ACCELERATED VESTING. Unless the Board of Directors or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability. In addition, all options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment or service to the Corporation or a Subsidiary Company as the result of a Change in Control of the Corporation.

         8.05  DURATION OF OPTIONS.

                 (a) EMPLOYEE GRANTS. Except as provided in Sections 8.05(c) and 8.10, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment from three (3) months to a period not exceeding five (5) years.

                 (b)      NON-EMPLOYEE DIRECTOR GRANTS.  Except as provided in
Section 8.05(c), each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) the third annual anniversary of the date on which the Optionee ceases to be a Non-Employee Director.

                 (c) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. If a Non-Employee Director dies while serving as a Non-Employee Director without having fully exercised his Options, the Non-Employee Director's executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

         8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

         8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

                 (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                 (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                 (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

         8.11    STOCK APPRECIATION RIGHTS.

                 (a) GENERAL TERMS AND CONDITIONS. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board of Directors or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
Section 8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right.

                 (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

                 (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                 (d) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                 (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                   ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Award shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Awards. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.


                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                   ARTICLE XI
                               EMPLOYMENT RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                  ARTICLE XII
                                  WITHHOLDING

         12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

         12.02 METHODS OF TAX WITHHOLDING. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

         13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

         13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                  ARTICLE XIV
                                 MISCELLANEOUS

         14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

         14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

PENNFIRST BANCORP, INC.                                          REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENNFIRST BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 15, 1997 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on April 15, 1997, at 10:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated on the reverse side hereof.


1.       Election of Directors


[ ]      FOR all nominees listed                    [ ]  WITHHOLD AUTHORITY to
         (except as marked to the                        vote for all nominees
         contrary.)                                      listed.

         Nominee for two-year term:                      William B. Salsgiver

         Nominees for three-year term:                   Charles Delman and
                                                         Edmund C. Smith


         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2.       PROPOSAL to adopt the 1997 Stock Option Plan.

         [ ] FOR          [ ] AGAINST              [ ] ABSTAIN


3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal 1997.

         [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

4. PROPOSAL to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

         [ ] FOR          [ ] AGAINST              [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

         The Board of Directors recommends that you vote FOR the nominees listed on the reverse side hereof and FOR Proposals 2, 3 and, if necessary, 4. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

         SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND, IF NECESSARY, 4, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 15, 1997, a Proxy Statement for the Annual Meeting and the 1996 Annual Report to Stockholders.

         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.



                                  Date:                                   , 1997
                                       -----------------------------------



                                       ----------------------------------------
                                                       Signature



                                       ----------------------------------------
                                                       Signature

                                       PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                       APPEAR(S) ON THIS PROXY.  ONLY ONE
                                       SIGNATURE IS REQUIRED IN CASE OF A JOINT
                                       ACCOUNT.  WHEN SIGNING IN A
                                       REPRESENTATIVE CAPACITY, PLEASE GIVE
                                       TITLE.